Exhibit 10.1(d)


                             SECURED PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE ASSIGNED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THE TRANSACTION RELATING THERETO COMPLIES WITH OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS AND THE COMPANY IS PROVIDED AN OPINION OF COUNSEL TO THAT EFFECT WHICH IS SATISFACTORY TO IT.

                                STAR CROSS, INC.

$400,000.00                                                         New York, NY
                                                             As of June 29, 2001

                       12% Senior Secured Promissory Note

        FOR VALUE RECEIVED, the undersigned, STAR CROSS, INC. ("Borrower" or the "Company"), promises to pay to the order of THCG, INC (the "Holder") the principal sum of FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS. Interest hereunder shall accrue at the rate of 12% per annum (computed on the basis of a year consisting of twelve 30 day months). Principal and all accrued but unpaid interest shall be paid twelve (12) months from the date hereof. Except as otherwise provided herein, all payments shall be made at the Holder's address set forth below, or such other place as may be designated in writing by Holder and in U.S. funds. Borrower may prepay the Loan in whole or in part at any time without penalty.

        Notwithstanding any provision contained herein to the contrary, the total amount which may be due and payable pursuant hereto, including late charges, shall not exceed the maximum amount of such interest permitted by law to be charged, collected or received, and if any payments include interest in excess of such a maximum amount, the Company shall apply the excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded by the Holder.

        This Note is the Note referred to in that certain Loan Agreement, of even date herewith (the "Loan Agreement"), between the undersigned and Holder and is secured by the collateral described therein. Capitalized terms not defined herein shall have the meanings ascribed them in the Loan Agreement.

        Events of Default; No Waiver; Notice.

        (a) The following events shall constitute events of default (any of which is referred to as an "Event of Default") under this Note:


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               (i) A default in the payment of any amount under the Note, when and as the same shall become due and payable.

               (ii) A default in the performance or a breach of any of the covenants of the Borrower contained in this Agreement and continuance of such default or breach for a period of 30 days.

               (iii) A default or event of default which remains uncured following any applicable cure period shall have occurred with respect to any Senior Debt or Junior Unsecured Indebtedness.

               (iv) Any representation, warranty or certification made by the Borrower pursuant to the Note, this Agreement or any Loan Document, or in any written statement provided pursuant hereto or thereto, shall prove to have been false or misleading as of the date made or thereafter in any material respect.

               (v) A final judgment or judgments for the payment of money in excess of $25,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction over the Borrower or any Subsidiary unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within fifteen (15) days of judgment, or (ii) discharged (or provision shall have been made for such discharge), stayed, bonded, paid or discharged within a period of 30 days from the date of entry thereof.

               (vi) There shall be commenced against Borrower any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which remains unstayed or undismissed for thirty (30) consecutive days; or Borrower shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud any of its creditors or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law.

               (vii) The entry of a decree or order by a court having jurisdiction adjudging the Borrower or any Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower or any Subsidiary, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 45 days; or the commencement by the Borrower or any Subsidiary of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it


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to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Borrower or any Subsidiary in furtherance of any such action.

               (viii) A default under, cancellation of or other invalidity or termination of the License Agreement by and between Donald & Co. Securities, Inc. and Holder to be entered into by and between the parties hereto.

        (b) Upon the occurrence of an Event of Default referred to in Section
(a)(i), (vi), (vii) or (viii), this Note shall become and be due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Company. Upon the occurrence of an Event of Default other than one referred to in Sections (a)(i), (vi), (vii) or (viii), the Holder may declare, by written notice to the Company, all amounts due under the Note to be due and payable immediately, and upon such declaration the same shall become due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Company.

        (c) No failure or delay on the part of the Holder in the exercise of any power or right in this Note shall operate as a waiver thereof, and no exercise or waiver of any single power or right, or the partial exercise thereof, shall affect the Holder's rights with respect to any and all other rights and powers.

        (d) The Company shall give prompt written notice to the Holder upon the occurrence of any Event of Default and shall provide regular reports to the Holder as to the timely payment of any amounts due hereunder.

        Miscellaneous.

        (a) The Company waives presentation and demand for payment, notice of dishonor, protest and notice of protest of this Note.

        (b) The provisions of this Note shall inure to the benefit of and extend to the Holder or any holder hereof or any assigns of the Holder and be binding upon any successors of the Company.

        (c) Any notice given pursuant to this Note shall be in writing and shall be deemed to have been given when delivered by hand or deposited for certified mail delivery in the United States mail with postage prepaid and addressed to the party for whom it is intended at the address for such party set forth above or at such other address as to which the parties may from time to time notify each other in like manner.


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        (d) This Note shall be governed by and construed under the laws of the
State of New York, without reference to and regardless of the application of any of its principles of conflicts of laws.

        (e) In the event of default and if this Note is placed in the hands of an attorney for the collection hereof, the Company agrees to pay all reasonable costs of collection, including reasonable attorney's fees.

        (f) In any action, suit or proceeding arising out of or relating to this Note, the undersigned hereby waives the right to interpose any defense, set-off or counterclaim of any kind or nature whatsoever. THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING IN CONNECTION WITH THIS NOTE. THE UNDERSIGNED FURTHER AGREES THAT THE EXCLUSIVE FORUM FOR SUITS BROUGHT HEREUNDER OR UNDER THIS NOTE OR RELATING HERETO OR THERETO SHALL BE IN THE COURTS OF THE STATE OF NEW YORK OR IN A UNITED STATES DISTRICT COURT OF NEW YORK. THE UNDERSIGNED UNCONDITIONALLY SUBMITS AND CONSENTS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON THE UNDERSIGNED BY MAILING A COPY OF THE SUMMONS TO THE UNDERSIGNED AT ITS PRINCIPAL PLACE OF BUSINESS.

               IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the 29th day of June, 2001.

                                            STAR CROSS, INC.



                                            By: /s/ Stephen Blum
                                               ---------------------------------


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                                   SCHEDULE A

                            Description of Collateral


        All of the Company's property and assets, including, without limitation, all of the following property and assets in which it now has or at any time in the future may acquire any right, title or interest: all accounts; all bank and deposit accounts and all funds on deposit therein; all cash and cash equivalents; all commodity contracts; all investments, stock and investment property, including all of the capital stock of Donald & Co., Securities, Inc.; all insurance policies; all judgments; all inventory and equipment; all leases; all goods; all chattel paper, documents and instruments; all books and records; all general intangibles; and to the extent not otherwise included, all proceeds and products of all and any of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing, but excluding in all events hazardous waste (collectively, the "Collateral"). The Company believes that the shares of common stock of Donald & Co., Securities, Inc. held by it constitutes its only asset.


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